UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2021

Decarbonization Plus Acquisition Corporation IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40731	98-1585724
(State or incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2744 Sand Hill Road, Suite 100
Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

(212) 993-0076
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one warrant	DCRDU	Nasdaq Capital Market
Class A ordinary shares, par value $0.0001 per share	DCRD	Nasdaq Capital Market
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DCRDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On August 13, 2021, simultaneously with the closing of the initial public offering (the “IPO”) of Decarbonization Plus Acquisition Corporation IV (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated August 10, 2021 by and between the Company, the Company’s independent directors, and the Company’s sponsor, Decarbonization Plus Acquisition Sponsor IV LLC (the “Sponsor”), the Company completed the private sale of 12,737,500 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor and the Company’s independent directors, generating gross proceeds to the Company of $12,737,500. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor, the Company’s independent directors or their permitted transferees. The Sponsor and the Company’s independent directors have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2021, Erik Anderson, Dr. Jennifer Aaker, Jane Kearns, Pierre Lapeyre, Jr., David Leuschen, James AC McDermott and Jeffrey H. Tepper were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Dr. Jennifer Aaker, Jane Kearns, James AC McDermott and Jeffrey H. Tepper are “independent directors” as defined in the NASDAQ listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. James AC McDermott, Jeffrey H. Tepper and Robert Tichio will serve on the audit committee, with Mr. Tepper serving as chair of the audit committee. Dr. Jennifer Aaker and Jeffrey H. Tepper will serve on the compensation committee, with Dr. Aaker serving as chair of the compensation committee. Dr. Jennifer Aaker, Jane Kearns and Jeffrey H. Tepper each purchased 41,551 and James AC McDermott purchased 83,102 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) from the Company. Concurrently, the Sponsor forfeited and surrendered 207,755 Class B Ordinary Shares to the Company.

On August 10, 2021, the Company entered into indemnification agreements with Erik Anderson, Dr. Jennifer Aaker, Peter Haskopoulos, Jane Kearns, James AC McDermott, Pierre Lapeyre, Jr., David Leuschen, Jeffrey H. Tepper and Robert Tichio that require the Company to indemnify these individuals to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Memorandum and Articles”) were approved on August 10, 2021. A description of the Memorandum and Articles is contained in the section of the prospectus for the IPO, dated August 10, 2021 and filed pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

Item 8.01	Other Events.

On August 10, 2021, the Company’s registration statement on Form S-1, as amended (File No. 333-254259) (the “Registration Statement”) was declared effective by the Commission, and the Company subsequently filed the Prospectus on August 12, 2021. On August 13, 2021, the Company completed its IPO of 31,625,000 units (the “Units”). The Units were issued pursuant to an underwriting agreement, dated August 10, 2021, among the Company, on the one hand, and Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. on the other hand. Each Unit had an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $319,412,500, including $11,068,750 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Memorandum and Articles (i) to modify the substance or timing of the Company’s obligation to redeem 100% of its public shares if an initial business combination is not completed within 18 months from the closing of the IPO or (ii) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity and (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	A Warrant Agreement, dated August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Letter Agreement, dated August 10, 2021, among the Company, its officers and directors and the Sponsor.
•	An Investment Management Trust Agreement, dated August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
•	A Registration Rights Agreement, dated August 10, 2021, among the Company, the Sponsor and certain other security holders named therein.
•	An Administrative Support Agreement, dated August 10, 2021, between the Company and an affiliate of the Sponsor.
•	A Private Placement Warrants Purchase Agreement, August 10, 2021, between the Company, the Sponsor and the other purchasers named therein.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit Number	Description of Exhibits
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 10, 2021, among the Company, its officers and directors and the Sponsor.
10.2	Investment Management Trust Agreement, dated August 10, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 10, 2021, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Support Agreement, dated August 10, 2021, between the Company and an affiliate of the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated August 10, 2021, between the Company, the Sponsor and the other purchasers named therein.
10.6

Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 to Decarbonization Plus Acquisition Corporation IV’s Registration Statement on Form S-1 (Commission File No. 333-254259), filed April 7, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECARBONIZATION PLUS ACQUISITION CORPORATION IV

Date: August 13, 2021	By:	/s/ Peter Haskopoulos
	Name:	Peter Haskopoulos
	Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

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